UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☑ Definitive Proxy Statement
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RMG NETWORKS HOLDING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SECOND AMENDED AND RESTATED

OFFER LETTER TO EXCHANGE COMMON STOCK FOR ANY AND ALL OUTSTANDING

WARRANTS TO ACQUIRE SHARES OF COMMON STOCK

RMG NETWORKS HOLDING CORPORATION

and

 CONSENT SOLICITATION

FEBRUARY 18, 2014

THE OFFER PERIOD AND YOUR RIGHT TO WITHDRAW WARRANTS THAT YOU TENDER

WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON MARCH 19, 2014, UNLESS THE OFFER PERIOD

IS EXTENDED. THE COMPANY MAY EXTEND THE OFFER PERIOD AT ANY TIME.

THE OFFER IS BEING MADE SOLELY UNDER THIS OFFER LETTER AND THE

RELATED LETTER OF TRANSMITTAL TO ALL HOLDERS OF WARRANTS.

RMG Networks Holding Corporation, a Delaware corporation (the “Company” or “RMG”), is making an offer, upon the terms and conditions in this Offer Letter and the related Letter of Transmittal (which together constitute the “Offer”), to all holders of the Company’s issued and outstanding warrants exercisable for shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at an exercise price of $11.50 per Share (the “Warrants”) to exchange during the Offer Period one Share for every eight Warrants tendered. The “Offer Period” is the period commencing on February 18, 2014 and ending at 5:00 p.m., Eastern Time, on March 19, 2014, or such later date to which the Company may extend the Offer (the “Expiration Date”).

Concurrently with the Offer, we are also soliciting consents (the “Consent Solicitation”) from holders of the Warrants that were issued by the Company in connection with its April 2011 public offering of units (the “Public Warrants”) to amend (the “Warrant Amendment”) the warrant agreement (the “Warrant Agreement”) that governs all of the Warrants to permit the Company to require that all outstanding Public Warrants be converted into Shares, at the same eight-to-one ratio applicable to the Offer, thus eliminating all of the Public Warrants, as described in this Offer Letter. We are not seeking consents, and will not accept letters of transmittal to participate in the Offer and consent to the Warrant Amendment, until we have filed a definitive proxy statement with respect to the Consent Solicitation. If the Warrant Amendment is approved, we will not enter into the Warrant Amendment until at least 20 business days after the definitive proxy statement is sent to holders of Warrants.

One of the conditions to consummation of the Offer and Consent Solicitation (which condition may be waived by the Company, in its sole discretion) is that holders of at least 65% of the outstanding Public Warrants are tendered in the Offer and Consent Solicitation. You must deliver your consent to the proposed Warrant Amendment in order to participate in the Offer and Consent Solicitation.

Our Shares are traded on the NASDAQ Global Market under the symbol RMGN and our Warrants are quoted on the Over-the-Counter bulletin board maintained by the Financial Industry Regulatory Authority under the symbol RMGNW. On February 14, 2014, the last reported sale prices for the Shares and the Warrants were $4.81 and $0.58, respectively.

Each Warrant holder whose Warrants are exchanged pursuant to the Offer will receive one share of common stock of the Company for every eight Warrants tendered by such holder. Any Warrant holder that participates in the Offer may exchange less than all of its Warrants. In lieu of issuing fractional Shares to which any holder of Warrants who would otherwise have been entitled, the Company will round the number of Shares to which such holder is entitled, after aggregating all such fractional Shares of such holder, up to the next whole number of Shares.

You may tender some or all of your Warrants on these terms. If you elect to tender Warrants in response to the Offer, please follow the instructions in this Offer Letter and the related documents, including the Letter of Transmittal.

If you tender Warrants, you may withdraw your tendered Warrants before the Expiration Date and retain them on their terms by following the instructions herein.

Investing in the Shares involves a high degree of risk. See Section 13 of this Offer Letter for a discussion of information that you should consider before tendering Warrants in the Offer.

The Offer and Consent Solicitation will commence on February 18, 2014 (the date the materials relating to the Offer and Consent Solicitation are first sent to the Warrant holders) and end on the Expiration Date.

All of the currently outstanding Warrants are subject to the Offer, including the 4,000,000 warrants which SCG Financial Holdings LLC (the “Sponsor”) purchased from the Company in a private placement completed on April 12, 2011, and the 533,333 warrants the Company issued to each of Donald R. Wilson, Jr. and Gregory H. Sachs (the Company’s Executive Chairman) on April 8, 2013 (collectively, the “Sponsor Warrants”). However, the holders of the Sponsor Warrants have indicated to us that they do not intend to participate in the Offer.

All of the currently outstanding Warrants are subject to the Offer, including those Warrants that are a part of outstanding units issued in our initial public offering (“Units”). If the Warrants you are tendering are part of Units held by you, then you must instruct your broker to separate the Warrants from the Units prior to tendering your Warrants pursuant to the Offer. For specific instructions regarding separation of Units, please see Section 2.

A detailed discussion of the Offer and Consent Solicitation is contained in this Offer Letter. Holders of Warrants are strongly encouraged to read this entire package of materials, and the publicly-filed information about the Company referenced herein, before making a decision regarding the Offer and Consent Solicitation.

THE COMPANY’S BOARD OF DIRECTORS HAS APPROVED THE OFFER AND CONSENT SOLICITATION. HOWEVER, NONE OF THE COMPANY, ITS DIRECTORS, OFFICERS OR EMPLOYEES, NOR THE DEPOSITARY (AS DEFINED BELOW) MAKES ANY RECOMMENDATION WHETHER YOU SHOULD TENDER WARRANTS OR CONSENT TO THE WARRANT AMENDMENT. EACH HOLDER OF A WARRANT MUST MAKE HIS, HER OR ITS OWN DECISION WHETHER TO TENDER SOME OR ALL OF HIS, HER OR ITS WARRANTS AND CONSENT TO THE WARRANT AMENDMENT.

IMPORTANT PROCEDURES

If you want to tender some or all of your Warrants, you must do one of the following before the Expiration Date:

•

if your Warrants are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, contact the nominee and have the nominee tender your Warrants for you, which can typically be done electronically;

•

if you hold Warrant certificates in your own name, complete and sign the Letter of Transmittal according to its instructions, and deliver the Letter of Transmittal, together with any required signature guarantee, the certificates for your Warrants and any other documents required by the Letter of Transmittal, to Continental Stock Transfer & Trust Company, the depositary for the Offer (“CST” or the “Depositary”); or

•

if you are an institution participating in The Depository Trust Company (“DTC”), called the “book-entry transfer facility” in this Offer Letter, tender your Warrants according to the procedure for book-entry transfer described in Section 2.

If you want to tender your Warrants, but:

•

your certificates for the Warrants are not immediately available or cannot be delivered to the Depositary; or

•

you cannot comply with the procedure for book-entry transfer; or

•

your other required documents cannot be delivered to the Depositary before the expiration of the Offer,

then you can still tender your Warrants if you comply with the guaranteed delivery procedure described in Section 2.

TO TENDER YOUR WARRANTS, YOU MUST CAREFULLY FOLLOW THE PROCEDURES DESCRIBED IN THIS OFFER LETTER, THE LETTER OF TRANSMITTAL AND THE OTHER DOCUMENTS DISCUSSED HEREIN RELATED TO THE OFFER.

NO FRACTIONAL SHARES WILL BE ISSUED. WARRANTS MAY ONLY BE EXCHANGED FOR WHOLE SHARES. IN LIEU OF ISSUING FRACTIONAL SHARES TO WHICH ANY HOLDER OF WARRANTS WHO WOULD OTHERWISE HAVE BEEN ENTITLED, THE COMPANY WILL ROUND THE NUMBER OF SHARES TO WHICH SUCH HOLDER IS ENTITLED, AFTER AGGREGATING ALL SUCH FRACTIONAL SHARES OF SUCH HOLDER, UP TO THE NEXT WHOLE NUMBER OF SHARES.

WARRANTS NOT EXCHANGED FOR SHARES WILL EXPIRE IN ACCORDANCE WITH THEIR TERMS ON APRIL 8, 2018 AND OTHERWISE REMAIN SUBJECT TO THEIR ORIGINAL TERMS, UNLESS THE WARRANT AMENDMENT IS APPROVED AND THE COMPANY ELECTS TO REQUIRE THAT ALL OUTSTANDING PUBLIC WARRANTS BE CONVERTED INTO SHARES.

IT IS THE COMPANY’S CURRENT INTENTION NOT TO CONDUCT ANOTHER OFFER TO EXCHANGE WARRANTS FOR COMMON STOCK. HOWEVER, THE COMPANY RESERVES THE RIGHT TO DO SO IN THE FUTURE, AS WELL AS TO EXERCISE ITS ABILITY TO REDEEM THE WARRANTS IF AND WHEN IT IS PERMITTED TO DO SO PURSUANT TO THE TERMS OF THE WARRANTS.

If you have any questions or need assistance, you should contact Morrow & Co., LLC, the Information Agent for the Offer (“Morrow” or the “Information Agent”). You may request additional copies of this Offer Letter, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent. The Information Agent may be reached at:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Warrant holders and banks and brokerage firms, please call:

Toll Free: (800) 662-5200

Main Phone: (203) 658-9400

You may also email your requests to rmgn.info@morrowco.com

The address of the Depositary is:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attention: Corporate Actions Department

Facsimile: (212) 616-7610

Unless otherwise stated in this Offer Letter and Consent Solicitation, references to “we,” “our,” “us,” or the “Company” refer to RMG Networks Holding Corporation.   An investment in our Shares involves risks. You should carefully consider the information provided under the heading “Forward-Looking Statements; Risk Factors” beginning on page 16.

SUMMARY

The Company	RMG Networks Holding Corporation, a Delaware corporation. Our principal executive offices are located at 15301 Dallas Parkway, Suite 500, Addison, Texas 75001. Our telephone number is (800) 827-9666.

The Warrants

As of February 18, 2014, the Company had 13,066,666 Warrants outstanding. Each Warrant is exercisable for one Share at an exercise price of $11.50. By their terms, the Warrants will expire on April 8, 2018, unless sooner exercised or redeemed by the Company, as permitted under the Warrants.

Market Price of the Shares and the Warrants

Our Shares are traded on the NASDAQ Global Market under the symbol RMGN and our Warrants are quoted on the Over-the-Counter bulletin board maintained by the Financial Industry Regulatory Authority under the symbol RMGNW. On February 14, 2014, the last reported sale prices for the Shares and the Warrants were $4.81 and $0.58, respectively.

The Offer

Each holder whose Warrants are exchanged pursuant to the Offer will receive one share of common stock of the Company for every eight Warrants tendered by such holder. Any holder that participates in the Offer may exchange less than all of its Warrants. In lieu of issuing fractional Shares to which any holder of Warrants who would otherwise have been entitled, the Company will round the number of Shares to which such holder is entitled, after aggregating all such fractional Shares of such holder, up to the next whole number of Shares. See Section 1, “General Terms.”

The Consent Solicitation

In order to tender Warrants in the Offer and Consent Solicitation, holders are required to consent (by executing the letters of transmittal and consent or requesting that their broker or nominee consent on their behalf) to an amendment to the Warrant Agreement governing the Warrants as set forth in the Warrant Amendment attached as Annex A. If approved, the Warrant Amendment would permit the Company to require that all outstanding Public Warrants be converted into Shares, at the same eight-to-one ratio applicable to the Offer, thus eliminating all of the Public Warrants. We are not seeking consents, and will not accept letters of transmittal to participate in the Offer and consent to the Warrant Amendment, until we have filed a definitive proxy statement with respect to the Consent Solicitation. If the Warrant Amendment is approved, we will not enter into the Warrant Amendment until at least 20 business days after the definitive proxy statement is sent to holders of Warrants.

Reasons for the Offer and Consent Solicitation

The Offer and Consent Solicitation is being made to all holders of Warrants. The purpose of the Offer and Consent Solicitation is to reduce or eliminate the number of Shares that would become outstanding upon the exercise of Warrants. See Section 5.C., “Background and Purpose of the Offer—Purpose of the Offer.”

Expiration Date of Offer and Consent Solicitation

5:00 p.m., Eastern Time, on March 19, 2014, or such later date to which we may extend the Offer. All Warrants and related paperwork must be received by the Depositary by this time, as instructed herein. See Section 11, “Extensions; Amendments; Conditions; Termination.”

Withdrawal Rights

If you tender your Warrants and change your mind, you may withdraw your tendered Warrants at any time until the Expiration Date, as described in greater detail in Section 3 herein. See Section 3, “Withdrawal Rights.”

Participation by Officers and Directors

The holders of the Sponsor Warrants, including Gregory Sachs, our Chief Executive Chairman, have indicated to us that they do not intend to participate in the Offer. To our knowledge, none of our other officers or directors hold Warrants, and therefore, will not participate in the Offer.  See Section 5.D., “Background and Purpose of the Offer—Interests of Directors, Officers, Affiliates and the Company.”

Conditions of the Offer	The conditions of the Offer are:

(1)

no action or event shall have occurred, no action shall have been taken, and no statute, rule, regulation, judgment, order, stay, decree or injunction shall have been promulgated, enacted, entered or enforced applicable to the Offer or the exchange of Warrants for Shares under the Offer by or before any court or governmental regulatory or administrative agency, authority or tribunal of competent jurisdiction, including, without limitation, taxing authorities, that challenges the making of the Offer or the exchange of Warrants for Shares under the Offer or would reasonably be expected to, directly or indirectly, prohibit, prevent, restrict or delay consummation of, or would reasonably be expected to otherwise adversely affect in any material manner, the Offer or the exchange of Warrants for Shares under the Offer;

	(2)	there shall not have occurred:

any general suspension of or limitation on trading in securities on the NASDAQ Global Market, whether or not mandatory,

•

a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States, whether or not mandatory,

•

a commencement of a war, armed hostilities, a terrorist act or other national or international calamity directly or indirectly relating to the United States, or

•

in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof; and

	(3)	at least 65% of the Public Warrants (which is the minimum number required to amend the Warrant Agreement) are tendered in the Offer and Consent Solicitation.

We may terminate the Offer if any of the conditions of the Offer are not satisfied prior to the Expiration Date; we may also, in our sole discretion, waive any of the conditions of the Offer. See Section 11, “Extensions; Amendments; Conditions; Termination.”

Fractional Shares

No fractional Shares will be issued. Warrants may only be exchanged for whole Shares. In lieu of issuing fractional Shares to which any holder of Warrants who would otherwise have been entitled, the Company will round the number of Shares to which such holder is entitled, after aggregating all such fractional Shares of such holder, up to the next whole number of Shares. See Section 1.B., “General Terms—Partial Tender Permitted.”

Board of Directors’ Recommendation

Our Board of Directors has approved the Offer and Consent Solicitation. However, none of the Company, its directors, officers or employees, nor the Depositary makes any recommendation as to whether to tender Warrants and consent to the Warrant Amendment. You must make your own decision as to whether to tender some or all of your Warrants and consent to the Warrant Amendment. See Section 1C., “General Terms—Board Approval of the Offer; No Recommendation; Holder’s Own Decision.”

How to Tender Warrants

To tender your Warrants, you must complete the actions described herein under Section 2 before the Offer expires. You may also contact the Information Agent or your broker for assistance. The contact information for the Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902. You may also call toll free at (800) 662-5200 or (203) 658-9400 or email your requests to rmgn.info@morrowco.com.

Further Information

Please direct questions or requests for assistance, or for additional copies of this Offer Letter, Letter of Transmittal or other materials, in writing, to the Information Agent: Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902. You may also call toll free at (800) 662-5200 or (203) 658-9400 or email your requests to rmgn.info@morrowco.com. See Section 14, “Additional Information; Miscellaneous.”

THE OFFER AND CONSENT SOLICITATION

Risks of Participating In the Offer and Consent Solicitation

Participation in the Offer and Consent Solicitation involves a number of risks, including, but not limited to, the risks identified in Section 13 below. Holders should carefully consider these risks and are urged to speak with their personal financial, investment and/or tax advisors as necessary before deciding whether to participate in the Offer and Consent Solicitation. In addition, the Company strongly encourages you to read this Offer Letter and Consent Solicitation in its entirety and review the documents referred to in Sections 8, 10, 13 and 14.

1.

GENERAL TERMS OF THE OFFER AND CONSENT SOLICITATION

Subject to the terms and conditions of the Offer, the Company is making an offer to the holders of Warrants to tender Warrants in exchange for Shares. For every eight Warrants tendered, the holder will receive one Share. A holder may tender as few or as many Warrants as the holder elects. No fractional Shares will be issued. Warrants may only be exchanged for whole Shares. In lieu of issuing fractional Shares to which any holder of Warrants who would otherwise have been entitled, the Company will round the number of Shares to which such holder is entitled, after aggregating all such fractional Shares of such holder, up to the next whole number of Shares. Holders may also be entitled to exercise their Warrants on a cash basis during the Offer Period in accordance with the terms of the Warrant.

You may tender some or all of your Warrants on these terms. If you elect to tender Warrants in response to the Offer, please follow the instructions in this Offer Letter and the related documents, including the Letter of Transmittal.

If you tender Warrants, you may withdraw your tendered Warrants before the Expiration Date and retain them on their terms by following the instructions herein.

The Offer is made pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

If you tender Warrants pursuant to the Offer, and you are not an affiliate of the Company, you will receive unlegended Shares, which will be freely tradable.

As part of the Offer, we are also soliciting from the holders of the Warrants their consent to the amendment of the Warrant Agreement. If approved, the Warrant Amendment would permit the Company to require that all outstanding Public Warrants be converted into Shares, at the same eight-to-one ratio applicable to the Offer, which would permit us to eliminate all of our currently outstanding Public Warrants. A copy of Warrant Amendment is attached hereto as Annex A. We urge that you carefully read the Warrant Amendment in its entirety. Pursuant to the terms of the Warrant Agreement, the consent of holders of at least 65% of the outstanding Public Warrants is required to approve the Warrant Amendment.

Holders who tender Warrants in the Offer will automatically be deemed, without any further action, to have given their consent to approval of the Warrant Amendment (effective upon our acceptance of the Warrants tendered). The consent to the Warrant Amendment is a part of the letter of transmittal relating to the Warrants.

You cannot tender any Warrants in the Offer without giving your consent to the Warrant Amendment. Thus, before deciding whether to tender any Warrants, you should be aware that a tender of Warrants may result in the approval of the Warrant Amendment.

We are not seeking consents, and will not accept letters of transmittal to participate in the Offer and consent to the Warrant Amendment, until we have filed a definitive proxy statement with respect to the Consent Solicitation. If the Warrant Amendment is approved, we will not enter into the Warrant Amendment until at least 20 business days after the definitive proxy statement is sent to holders of Warrants.

A.

Period of Offer and Consent Solicitation

The Offer and Consent Solicitation will only be open for a period beginning on February 18, 2014 and ending on the Expiration Date. The Company expressly reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer and Consent Solicitation is open. There can be no assurance, however, that the Company will exercise its right to extend the Offer and Consent Solicitation.

B.

Partial Tender Permitted

If you choose to participate in the Offer, you may tender less than all of your Warrants pursuant to the terms of the Offer.

C.

Board Approval; No Recommendation; Holder’s Own Decision

THE COMPANY’S BOARD OF DIRECTORS HAS APPROVED THE OFFER AND THE CONSENT SOLICITATION. HOWEVER, NONE OF THE COMPANY, ITS DIRECTORS, OFFICERS OR EMPLOYEES, OR THE DEPOSITARY OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION AS TO WHETHER TO TENDER WARRANTS AND CONSENT TO THE WARRANT AMENDMENT. EACH HOLDER OF A WARRANT MUST MAKE HIS, HER OR ITS OWN DECISION AS TO WHETHER TO TENDER SOME OR ALL OF HIS, HER OR ITS WARRANTS AND CONSENT TO THE WARRANT AMENDMENT.

D.

Extensions of the Offer and Consent Solicitation

The Company expressly reserves the right, in its sole discretion, and at any time or from time to time, to extend the period of time during which the Offer and Consent Solicitation is open. There can be no assurance, however, that the Company will exercise its right to extend the Offer and Consent Solicitation. If the Company extends the Offer and Consent Solicitation, it will give notice of such extension by press release or other public announcement no later than 9:00 a.m., Eastern Time, on the next business day after the previously scheduled expiration date of the Offer and Consent Solicitation.

2.

PROCEDURE FOR TENDERING WARRANTS AND CONSENTING TO THE WARRANT AMENDMENT

A.

Proper Tender of Warrants

To tender Warrants validly pursuant to the Offer, a properly completed and duly executed Letter of Transmittal or photocopy thereof, together with any required signature guarantees, must be received by the Depositary at its address set forth on the last page of this document prior to the Expiration Date. The method of delivery of all required documents is at the option and risk of the tendering Warrant holders. If delivery is by mail, the Company recommends registered mail with return receipt requested (properly insured). In all cases, sufficient time should be allowed to assure timely delivery.

In the Letter of Transmittal, the tendering Warrant holder must: (i) set forth his, her or its name and address; (ii) set forth the number of Warrants tendered; and (iii) set forth the number of the Warrant certificate(s) representing such Warrants.

Where Warrants are tendered by a registered holder of the Warrants who has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal, all signatures on the Letters of Transmittal must be guaranteed by an “Eligible Institution.”

An “Eligible Institution” is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If the Warrants are registered in the name of a person other than the signer of the Letter of Transmittal, the Warrants must be endorsed or accompanied by appropriate instruments of assignment, in either case signed exactly as the name(s) of the registered owner(s) appear on the Warrants, with the signature(s) on the Warrants or instruments of assignment guaranteed.

A tender of Warrants pursuant to the procedures described below in this Section 2 will constitute a binding agreement between the tendering holder and the Company upon the terms and subject to the conditions of the Offer.

ALL DELIVERIES IN CONNECTION WITH THE OFFER, INCLUDING A LETTER OF TRANSMITTAL AND WARRANTS, MUST BE MADE TO THE DEPOSITARY OR THE BOOK-ENTRY TRANSFER FACILITY.

NO DELIVERIES SHOULD BE MADE TO THE COMPANY, AND ANY DOCUMENTS DELIVERED TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY OR THE BOOK-ENTRY TRANSFER FACILITY AND THEREFORE WILL NOT BE DEEMED TO BE PROPERLY TENDERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

BOOK-ENTRY DELIVERY. The Depositary will establish an account for the Warrants at DTC for purposes of the Offer, within two business days after the date of this Offer Letter. Any financial institution that is a participant in DTC’s system may make book-entry delivery of Warrants by causing DTC to transfer such Warrants into the Depositary’s account in accordance with DTC’s procedure for such transfer. Even though delivery of Warrants may be effected through book-entry transfer into the Depositary’s account at DTC, a properly completed and duly executed Letter of Transmittal (or copy thereof), with any required signature guarantee, or an Agent’s Message, and any other required documentation, must in any case be transmitted to and received by the

Depositary at its address set forth on the last page of this Offer Letter prior to the Expiration Date, or the guaranteed delivery procedures set forth herein must be followed. Delivery of the Letter of Transmittal (or other required documentation) to DTC does not constitute delivery to the Depositary. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.

WARRANTS HELD IN STREET NAME. If Warrants are held through a direct or indirect DTC participant, such as a broker, dealer, commercial bank, trust company or other financial intermediary, you must instruct that holder to tender your Warrants on your behalf. A letter of instructions is included in these materials, and as an exhibit to the Schedule TO. The letter may be used by you to instruct a custodian to tender and deliver Warrants on your behalf.

Unless the Warrants being tendered are delivered to the Depositary by 5:00 p.m., Eastern Time, on the Expiration Date accompanied by a properly completed and duly executed Letter of Transmittal or a properly transmitted Agent’s Message, the Company may, at its option, treat such tender as invalid. Issuance of Shares upon tender of Warrants will be made only against the valid tender of Warrants.

GUARANTEED DELIVERY. If you want to tender your Warrants pursuant to the Offer, but (i) your Warrants are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis, or (iii) time will not permit all required documents to reach the Depositary prior to the Expiration Date, you can still tender your Warrants, if all the following conditions are met:

(A)

the tender is made by or through an Eligible Institution;

(B)

the Depositary receives by hand, mail, overnight courier or fax, prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form the Company has provided with this Offer Letter (with signatures guaranteed by an Eligible Institution); and

(C)

the Depositary receives, within three NASDAQ Global Market trading days after the date of its receipt of the Notice of Guaranteed Delivery:

(1)

the certificates for all tendered Warrants, or confirmation of receipt of the Warrants pursuant to the procedure for book-entry transfer as described above, and

(2)

a properly completed and duly executed Letter of Transmittal (or copy thereof), or any Agent’s Message in the case of a book-entry transfer, and any other documents required by the Letter of Transmittal.

In any event, the issuance of Shares for Warrants tendered pursuant to the Offer and accepted pursuant to the Offer will be made only after timely receipt by the Depositary of Warrants, properly completed, duly executed Letter(s) of Transmittal and any other required documents.

SEPARATION OF UNITS. If any or all of your Warrants are held as part of a Unit, you will need to separate the Unit and undertake all actions necessary to allow for tender of the separated Warrant. For information on how to separate a Unit, please contact the warrant agent, Continental Stock Transfer & Trust Company.

B.

Conditions of the Offer

The conditions of the Offer are:

(1)

no action or event shall have occurred, no action shall have been taken, and no statute, rule, regulation, judgment, order, stay, decree or injunction shall have been promulgated, enacted, entered or enforced applicable to the Offer or the exchange of Warrants for Shares under the Offer by or before any court or governmental regulatory or administrative agency, authority or tribunal of competent jurisdiction, including, without limitation, taxing authorities, that challenges the making of the Offer or the exchange of Warrants for Shares under the Offer or would reasonably be expected to, directly or indirectly, prohibit, prevent, restrict or delay consummation of, or would reasonably be expected to otherwise adversely affect in any material manner, the Offer or the exchange of Warrants for Shares under the Offer;

(2)

there shall not have occurred:

•

any general suspension of or limitation on trading in securities on the NASDAQ Global Market, whether or not mandatory,

•

a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States, whether or not mandatory,

•

a commencement of a war, armed hostilities, a terrorist act or other national or international calamity directly or indirectly relating to the United States, or

•

in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof; and

(3)

at least 65% of the Public Warrants (which is the minimum number required to amend the Warrant Agreement) are tendered in the Offer and Consent Solicitation.

We may, in our sole discretion, terminate the Offer if any of the conditions of the Offer are not satisfied prior to the Expiration Date. In the event that we terminate the Offer, all Warrants tendered by a Warrant holder in connection with the Offer will promptly be returned to such Warrant holder and the Warrants will expire in accordance with their terms on April 8, 2018 and will otherwise remain subject to their original terms, unless the Warrant Amendment is approved and the Company elects to require that all outstanding Public Warrants be converted into Shares.

C.

Determination of Validity

All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any tenders of Warrants will be determined by the Company, in its sole discretion, and its determination will be final and binding, subject to the judgment of any court. The Company reserves the absolute right, subject to the judgment of any court, to reject any or all tenders of Warrants that it determines are not in proper form or reject tenders of Warrants that may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right, subject to the judgment of any court, to waive any defect or irregularity in any tender of Warrants. Neither the Company nor any other person will be under any duty to give notice of any defect or irregularity in tenders, nor will any of them incur any liability for failure to give any such notice.

The tender of Warrants pursuant to the procedure described above will constitute a binding agreement between the tendering Warrant holder and the Company upon the terms and subject to the conditions of the Offer.

D.

Signature Guarantees

Except as otherwise provided below, all signatures on a Letter of Transmittal by a person residing in or tendering Warrants in the United States must be guaranteed by an Eligible Institution. Signatures on a Letter of Transmittal need not be guaranteed if (i) the Letter of Transmittal is signed by the registered holder of the Warrant(s) tendered therewith and such holder has not completed the box entitled “Special Delivery Instructions” or “Special Issuance Instructions” in the Letter of Transmittal; or (ii) such Warrant(s) are tendered for the account of an Eligible Institution. See Instructions 1 and 6 of the Letter of Transmittal.

3.

WITHDRAWAL RIGHTS

Tenders of Warrants and consents to the Warrant Amendment  made pursuant to the Offer and Consent Solicitation may be rescinded at any time prior to the Expiration Date. Thereafter, such tenders and consents are irrevocable. If the Company extends the period of time during which the Offer and Consent Solicitation is open for any reason, then, without prejudice to the Company’s rights under the Offer and in a manner compliant with Rule 14e-1(c) of the Exchange Act, the Company may retain all Warrants tendered and tenders of such Warrants may not be rescinded, except as otherwise provided in this Section 3. Notwithstanding the foregoing, tendered Warrants may also be withdrawn if the Company has not accepted the Warrants for exchange by the 40th business day after the initial commencement of the Offer.

To be effective, a written notice of withdrawal must be timely received by the Depositary at its address identified in this Offer Letter. Any notice of withdrawal must specify the name of the holder who tendered the Warrants for which tenders are to be withdrawn and the number of Warrants to be withdrawn. If the Warrants to be withdrawn have been delivered to the Depositary, a signed notice of withdrawal must be submitted to the Depositary prior to release of such Warrants. In addition, such notice must specify the name of the registered holder (if different from that of the tendering Warrant holder) and the serial numbers shown on the particular certificates evidencing the Warrants to be withdrawn. Withdrawal may not be cancelled, and Warrants for which tenders are withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, Warrants for which tenders are withdrawn may be tendered again by following one of the procedures described in Section 2 at any time prior to the Expiration Date.

A holder of Warrants desiring to withdraw tendered Warrants previously delivered through DTC should contact the DTC participant through which such holder holds his, her or its Warrants. In order to withdraw previously tendered Warrants, a DTC participant may, prior to the Expiration Date, withdraw its instruction previously transmitted through the WARR PTS function of DTC’s ATOP procedures by (i) withdrawing its acceptance through the WARR PTS function, or (ii) delivering to the Depositary by mail, hand delivery or fax, a notice of withdrawal of such instruction. The notices of withdrawal must contain the name and number of the DTC participant. A withdrawal of an instruction must be executed by a DTC participant as such DTC participant’s name appears on its transmission through the WARR PTS function to which such withdrawal relates. A DTC participant may withdraw a tendered Warrant only if such withdrawal complies with the provisions described in this paragraph.

A holder who tendered his, her or its Warrants other than through DTC should send written notice of withdrawal to the Depositary specifying the name of the Warrant holder who tendered the Warrants being withdrawn. All signatures on a notice of withdrawal must be guaranteed by a Medallion Signature Guarantor; provided, however, that signatures on the notice of withdrawal need not be guaranteed if the Warrants being withdrawn are held for the account of an Eligible Institution. Withdrawal of a prior Warrant tender will be effective upon receipt of the notice of withdrawal by the Depositary. Selection of the method of notification is at the risk of the Warrant holder, and notice of withdrawal must be timely received by the Depositary.

All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its sole discretion, which determination will be final and binding, subject to the judgments of any courts that might provide otherwise. Neither the Company nor any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification, subject to the judgment of any court.

4.

ACCEPTANCE OF WARRANTS AND ISSUANCE OF SHARES

Upon the terms and subject to the conditions of the Offer, the Company will accept for exchange Warrants validly tendered as of the Expiration Date. The Shares to be issued will be delivered promptly following the Expiration Date. In all cases, Warrants will only be accepted for exchange pursuant to the Offer after timely receipt by the Depositary of certificates for Warrants either physically or through the book-entry delivery, a properly completed and duly executed Letter of Transmittal or manually signed copy thereof and the surrender of Warrants being tendered.

For purposes of the Offer, the Company will be deemed to have accepted for exchange Warrants that are validly tendered and for which tenders are not withdrawn, unless the Company gives written notice to the Warrant holder of its non-acceptance prior to the Expiration Date.

If you tender Warrants pursuant to the Offer, and you are not an affiliate of the Company, you will receive unlegended Shares, which will be freely tradable.

5.

BACKGROUND AND PURPOSE OF THE OFFER AND CONSENT SOLICITATION

A.

Information Concerning RMG Networks Holding Corporation

We were incorporated in Delaware on January 5, 2011, under the name SCG Financial Acquisition Corp., as a blank check company for the purpose of effecting a business combination with one or more businesses.  On April 8, 2013, we consummated the acquisition of Reach Media Group Holdings, Inc. (“Reach Media”) pursuant to a Merger Agreement, dated as of January 11, 2013, as amended, by and among us, SCG Financial Merger II Corp., Reach Media. and Shareholder Representative Services LLC, as the Stockholder Representative, pursuant to which Reach Media became our subsidiary. On April 19, 2013, we consummated the acquisition of Symon Holdings Corporation (“Symon”), pursuant to a Merger Agreement, dated as of March 1, 2013, by and among us, SCG Financial Merger III Corp., Symon and the securityholders’ representative named therein, pursuant to which Symon became our subsidiary. On July 12, 2013, we changed the name of the company to RMG Networks Holding Corporation.

We are a global provider of enterprise-class digital signage solutions and media applications. Through our suite of products, including media services, proprietary software, software-embedded hardware, technical services and third-party displays, we are able to deliver complete end-to-end intelligent visual communication solutions to our clients. We believe that we are one of the largest integrated digital signage solution providers globally and conduct our operations through our RMG Enterprise Solutions and RMG Media Networks business units.

Our principal executive offices are located at 15301 Dallas Parkway, Suite 500, Addison, Texas 75001, and our telephone number is (800) 827-9666. Our website is www.rmgnetworks.com. The information contained in our website is not a part of this Offer Letter.

B.

Establishment of Terms; Approval of the Offer and Consent Solicitation

The Company’s Board of Directors met on January 14, 2014 to approve the terms of the Offer, including the exchange ratio, and the Consent Solicitation. The Board set the exchange ratio in order to provide the holders of the Warrants with an incentive to exchange the Warrants, without resulting in the issuance of a number of Shares that the Board considered to be overly dilutive. The Board believed that the exchange ratio provides holders of the Warrants with an incentive to exchange the Warrants for Shares because, based on recent trading prices of the Shares and Warrants, the market value of one Share is greater than that of eight Warrants, and holders who exchange Warrants, which are currently out of the money, will receive a more liquid security.

C.

Purpose of the Offer and Consent Solicitation

The Offer and Consent Solicitation is being made to all holders of Warrants. The purpose of the Offer and Consent Solicitation is to reduce the number of Shares that would become outstanding upon the exercise of Warrants. The Company’s Board of Directors believes that by allowing holders of Warrants to exchange eight Warrants for one Share, and by permitting the Company to require other holders of Public Warrants to exchange their Public Warrants for Shares pursuant to the Warrant Amendment, the Company can potentially reduce, or eliminate, the substantial number of Shares that would be issuable upon exercise of the Public Warrants, thus providing investors and potential investors with greater certainty as to the Company’s capital structure. For example, if 50% of the Public Warrants were validly tendered in the Offer and the Offer were consummated, the Company would issue 500,000 Shares in exchange for such tendered Warrants. However, if 50% of the Public Warrants were exercised for Shares pursuant to the terms of the Warrants, the Company would issue 4,000,000 Shares in such exercise. The Warrants acquired pursuant to the exchange will be retired and cancelled. The Offer is not made pursuant to a plan to periodically increase any securityholder’s proportionate interest in the assets or earnings and profits of the Company.

D.

Interests of Directors, Officers, Affiliates and the Company

Securities Ownership

The names of the executive officers and directors of the Company are set forth below. The business address for each such person is c/o 15301 Dallas Parkway, Suite 500, Addison, Texas 75001 and the telephone number for each such person is (800) 827-9666.

Name	Position
Gregory H. Sachs	Executive Chairman
Garry K. McGuire, Jr.	Chief Executive Officer, Director
William Cole	Chief Financial Officer
Marvin Shrear	Director
Jonathan Trutter	Director
Alan Swimmer	Director
Jeffrey Hayzlett	Director

The Company does not beneficially own any Warrants, nor to the Company’s knowledge after reasonable inquiry do any of its officers or directors own any Warrants except that Gregory H. Sachs, our Executive Chairman, directly owns 533,333 Sponsor Warrants. In addition, the Sponsor, which is one of the Company’s principal stockholders and is affiliated with Mr. Sachs, owns 4,000,000 Sponsor Warrants.  The members of the Sponsor are Gregory H. Sachs Revocable Trust Dtd. April 24, 1998, the 2011 Sachs Family Trust, Kenneth Leonard, Michelle Sibley, Loren Buck, Michael Wallach and 2012 DOOH Investments LLC, an Illinois limited liability company (“DOOH”). Mr. Sachs is the sole beneficiary of the Gregory H. Sachs Revocable Trust and the children of Mr. Sachs are the beneficiaries of the 2011 Sachs Family Trust. DOOH also directly owns 533,333 Sponsor Warrants. The holders of the Sponsor Warrants have indicated to us that they do not intend to participate in the Offer.

Based on a Schedule 13G filed on April 12, 2013, PAR Investment Partners, L.P. (“PAR”) beneficially owns approximately 15% of our common stock, including 893,344 Shares which PAR has the right to acquire upon the exercise of Warrants.

Securities Transactions

Except as set forth below in Section 8 hereunder, there are no present plans or proposals by the Company that relate to or would result in: (a) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries; (b) a purchase, sale or transfer of a material amount of assets of the Company or any of its subsidiaries; (c) any material change in the present dividend rate or policy, or indebtedness or capitalization of the Company; (d) any change in the present board of directors or management of the Company, including, but not limited to, any plans or proposals to change the number or the term of directors, to fill any existing vacancies on the board or to change any material term of the employment contract of any executive officer; (e) any other material change in the Company’s corporate structure or business; (f) any class of equity security of the Company to be delisted from a national securities exchange; (g) any class of equity security of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act; (h) the suspension of the Company’s obligation to file reports pursuant to Section 15(d) of the Exchange Act; or (i) changes in the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or other governing instruments or other actions that could impede the acquisition of control of the Company by any person. The exchange of Warrants pursuant to the Offer will result in the acquisition by each exchanging holder of one Share for each eight Warrants exchanged.

THE COMPANY’S BOARD OF DIRECTORS HAS APPROVED THE OFFER. HOWEVER, NONE OF THE COMPANY, ITS DIRECTORS, OFFICERS OR EMPLOYEES OR THE DEPOSITARY OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION WHETHER YOU SHOULD TENDER ANY WARRANTS. EACH HOLDER OF A WARRANT MUST MAKE HIS, HER OR ITS OWN DECISION WHETHER TO TENDER SOME OR ALL OF HIS, HER OR ITS WARRANTS.

6.

PRICE RANGE OF SHARES AND WARRANTS

Our Shares are quoted on the NASDAQ Global Market, and our Warrants are quoted on the OTC bulletin board, under the symbols “RMGN” and “RMGNW,” respectively. Our common stock was quoted on the OTC bulletin board until its listing on NASDAQ on May 2, 2012.

The following table sets forth the high and low bid prices as quoted on the NASDAQ Global Market (with respect to our Shares) and OTC bulletin board (with respect to our Warrants) for the period from April 18, 2011 through December 31, 2013.

	Shares		Warrants
	High	Low	High	Low
Quarter Ended	$	$	$	$
12/31/13	8.29	4.35	0.61	0.234
09/30/13	11.23	7.02	0.75	0.55
06/30/13	21.75	9.44	1.38	0.36
03/31/13	10.06	9.30	0.40	0.19
12/31/12	9.96	9.81	0.18	0.11
09/30/12	9.92	9.63	0.16	0.15
06/30/12	9.72	9.65	0.21	0.21
03/31/12	9.71	9.46	0.27	0.22
12/31/11	9.60	9.46	0.35	0.30
09/30/11	9.60	9.44	0.40	0.35
06/30/11	9.53	9.53	N/A	N/A

On February 14, 2014, the last reported sale prices for the Shares and the Warrants were $4.81 and $0.58, respectively. The Company recommends that holders obtain current market quotations for the Shares and the Warrants, among other factors, before deciding whether or not to tender their Warrants.

7.

SOURCE AND AMOUNT OF FUNDS

Because this transaction is an offer to holders to exchange their existing Warrants for Shares, there is no source of funds or other cash consideration being paid by the Company to those tendering Warrants. We will use our existing funds to pay expenses associated with the Offer.

8.

TRANSACTIONS AND AGREEMENTS CONCERNING THE COMPANY’S SECURITIES

Other than as set forth below and as set forth in the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, there are no material agreements, arrangements or understandings between the Company, or any of its directors or executive officers, and any other person with respect to the Company’s outstanding securities.

Registration Rights Agreements

Our founders and the holders of our Sponsor Warrants have registration rights to require us to register a sale of any of our securities held by them pursuant to a registration rights agreement dated April 12, 2011. These stockholders are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these stockholders have “piggy-back” registration rights to include their securities in other registration statements filed by us. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the Founder shares, upon the earlier of (A) one year after the completion of our initial business combination or earlier if, subsequent to our business combination, the last sales price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (B) the date on which when we consummate a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the Sponsor Warrants and the common stock underlying such warrants, 30 days after the completion of our initial business combination. We will bear the costs and expenses of filing any such registration statements.

In connection with the consummation of our acquisition of Reach Media, we entered into registration rights agreements with (i) certain former shareholders of Reach Media and (ii) Reach Media’s lenders, with respect to the shares of our common stock issued to them in connection with the Reach Media acquisition. Pursuant to each such registration rights agreement, at any time following the one-year anniversary of the consummation of the Reach Media acquisition, the holders of a majority of the then-outstanding registrable securities subject to such agreement may request registration under the Securities Act of all or any portion of their registrable securities on Form S-3 or any successor form, or if such form is not then available to us, Form S-1.  The holders of a majority of the then-outstanding registrable securities shall be entitled to request (i) one such demand registration in which we shall pay all registration expenses and (ii) an unlimited number of demand registrations in which the holders of registrable securities shall pay their share of the registration expenses. In addition, these stockholders have “piggy-back” registration rights to include their securities in other registration statements filed by us. We will bear the costs and expenses of filing any such “piggy-back” registration statements.

Our lenders under the Junior Credit Agreement we entered into on April 19, 2013 have registration rights to require us to register a sale of any of our securities held by them pursuant to an investor rights agreement dated April 19, 2013. Pursuant to the investor rights agreement, the holders of a majority of the then-outstanding registrable securities shall be entitled to request (i) one such demand registration in which we shall pay all registration expenses and (ii) an unlimited number of demand registrations in which the holders of registrable securities shall pay their share of the registration expenses. In addition, these stockholders have “piggy-back” registration rights to include their securities in other registration statements filed by us. We will bear the costs and expenses of filing any such “piggy-back” registration statements.

DRW Commodities, LLC (“DRW”) has registration rights to require us to register a sale of any of the shares of our common stock purchased by DRW on April 19, 2013, or any other shares of our common stock then held or subsequently acquired by DRW, pursuant to a registration rights agreement dated April 19, 2013. Pursuant to the registration rights agreement, DRW shall be entitled to request (i) three such demand registrations in which we shall pay all registration expenses and (ii) an unlimited number of demand registrations in which DRW shall pay its share of the registration expenses. In addition, DRW has “piggy-back” registration rights to include its securities in other registration statements filed by us. We will bear the costs and expenses of filing any such “piggy-back” registration statements.

Equity Rights Agreement

In connection with the Second Amendment to our Senior Credit Agreement entered into on November 14, 2013, Comvest Capital II, L.P. (the “Administrative Agent”) was appointed administrative agent. The Administrative Agent was issued 150,000 Shares (the “Lender Shares”) pursuant to the terms of the Second Amendment. Pursuant to an Equity Rights Agreement entered into by the Company and the Administrative Agent on November 14, 2013 (the “Equity Rights Agreement”), the Company agreed to file a registration statement to register the resale of the Lender Shares. The Company also granted the New Administrative Agent put rights with respect to the Lender Shares, pursuant to which the New Administrative Agent has the right, commencing on April 14, 2014, to require the Company to purchase a portion of the Lender Shares from the New Administrative Agent from time to time, at a purchase price equal to 90% of the then-current fair market value. The put rights are subject to certain limitations, including that no individual put right can require the Company to purchase more than 25,000 of the Lender Shares, and the maximum number of Lender Shares that the Company is required to purchase in any calendar year is 40,000.

Other Agreements

In connection with its initial public offering and the appointment of a warrant agent for the Warrants, the Company entered into the Warrant Agreement with CST. The warrant agreement provides for the various terms, restrictions and governing provisions that dictate all the terms of the Warrants.

The Company has retained CST to act as the Depositary and Morrow to act as the Information Agent. The Company may contact warrant holders by mail, telephone, facsimile, or other electronic means, and may request brokers, dealers, commercial banks, trust companies and other nominee warrant holders to forward material relating to the offer to beneficial owners. Each of CST and Morrow will receive reasonable and customary compensation for its services in connection with the Offer, plus reimbursement for out-of-pocket expenses, and will be indemnified by the Company against certain liabilities and expenses in connection therewith.

9.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock and Warrants as of February 18, 2014 by:

•

each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock;

•

each of our executive officers;

•

each of our directors; and.

•

all of our executive officers and directors as a group.

The following table lists the number of Shares and percentage of Shares beneficially owned based on 11,919,593 Shares outstanding as of February 18, 2014, and the number of Warrants and percentage of Warrants beneficially owned based on 13,066,666 Warrants outstanding as of February 18, 2014.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. For purposes of determining beneficial ownership of Shares, Shares of common stock subject to options and Warrants currently exercisable or exercisable within 60 days of February 18, 2014, are deemed to be Shares outstanding and beneficially owned by the person holding such options or Warrants for purposes of computing the number of Shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage of Shares beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all Shares and/or Warrants shown as beneficially owned by them.  Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o RMG Networks Holding Corporation, 15301 Dallas Parkway, Suite 500, Addison, Texas 75001.

Name of Beneficial Owner	Number of Shares	Approximate percentage of outstanding Shares	Number of Warrants	Approximate Percentage of outstanding Warrants
SCG Financial Holdings LLC (the “Sponsor”)(1)	5,523,810	35.0%	4,000,000	30.6%
Gregory H. Sachs(1) (2)	3,306,846	23.0%	2,533,333	19.4%
Donald R. Wilson, Jr.(1) (3)	6,269,688	43.8%	2,533,333	19.4%
PAR Investment Partners, L.P.(4)	1,898,344	15.0%	898,344	6.9%
Pine River Capital Management L.P.(5)	621,000	5.2%	0	--
Park West Asset Management LLC(6)	951,300	8.0%	0	--
Steven Cohen(7)	1,257,070	9.5%	1,257,070	9.6%
Wellington Trust Company, NA(8)	650,000	5.5%	0	--
Wellington Management Company, LLP(9)	650,000	5.5%	0	--
Canton Holdings, LLC(10)	819,100	6.4%	819,100	6.3%
Bulldog Investors(11)	851,400	7.1%	0	--
Austin W. Marxe, David M. Greenhouse and Adam C. Stettner(12)	1,142,404	9.6%	0	--
William Cole	0	--	0	--
Jeffrey Hayzlett	5,680	*	0	--
Garry K. McGuire, Jr.	0	--	0	--
Marvin Shrear	0	--	0	--
Alan Swimmer	700	*	0	--
Jonathan Trutter	0	--	0	--
All directors and executive officers as a group (eight individuals)	3,313,226	22.9%	2,533,333	19.4%

*	Less than 1%.
(1)

Based on a Form 4 filed on August 19, 2013 by Donald R. Wilson, Jr. Includes 1,523,810 Shares held by the Sponsor and 4,000,000 Shares which the Sponsor has the right to acquire upon the exercise of Warrants exercisable within 60 days.  The members of the Sponsor are Gregory H. Sachs Revocable Trust Dtd. April 24, 1998, the 2011 Sachs Family Trust, Kenneth Leonard, Michelle Sibley, Loren Buck, Michael Wallach and 2012 DOOH Investments LLC, an Illinois limited liability company (“DOOH”).  Mr. Sachs is the sole beneficiary of the Gregory H. Sachs Revocable Trust and the children of Mr. Sachs are the beneficiaries of the 2011 Sachs Family Trust.  Mr. Wilson is the manager of DOOH Investment Management LLC, the manager of DOOH.  Mr. Sachs and Mr. Wilson each have voting and dispositive control of 50% of the Shares held by the Sponsor, such that each of Mr. Sachs and Mr. Wilson have voting and dispositive control over 761,905 Shares and 2,000,000 Warrants held by the Sponsor.  Each of Mr. Sachs and Mr. Wilson disclaims beneficial ownership of the other Shares owned by the Sponsor. 285,714 of the Shares held by the Sponsor will be subject to forfeiture by the Sponsor in the event the last sale price of our common stock does not equal or exceed $12.00 per share for any 20 trading days within any 30 trading day period within 24 months following the closing of our initial business combination.

(2)

Includes, in addition to Shares, Warrants and Shares underlying Warrants described in footnote (1), 533,333 Shares which Mr. Sachs has the right to acquire upon the exercise of Warrants exercisable within 60 days.

(3)

Includes, in addition to Shares, Warrants and Shares underlying Warrants described in footnote (1), 533,333 shares which DOOH has the right to acquire upon the exercise of Warrants exercisable within 60 days and 620,000 Shares held by DOOH. The business address of Mr. Wilson and DOOH is 540 W. Madison Street, Suite 2500, Chicago, Illinois 60661.

(4)

Based on a Schedule 13G filed on April 12, 2013 on behalf of (i) PAR Investment Partners, L.P. (“PAR Investment Partners”), a Delaware limited partnership, (ii) PAR Group, L.P. (“PAR Group”), a Delaware limited partnership and (iii) PAR Capital Management, Inc. (“PAR Capital Management”), a Delaware corporation. The sole general partner of PAR Investment Partners is PAR Group. The sole general partner of PAR Group is PAR Capital Management. All Shares listed in this footnote 4 are held by PAR Investment Partners.  Includes 898,344 Shares which PAR Investment Partners, L.P. has the right to acquire upon the exercise of Warrants exercisable within 60 days. The business address of each of PAR Investment Partners, PAR Group and PAR Capital Management is One International Place, Suite 2401, Boston, Massachusetts 02110.

(5)

Based on a Schedule 13G filed on February 3, 2014, Pine River Capital Management L.P. and Brian Taylor share voting and dispositive power with respect to 621,100 Shares. The business address of Pine River Capital Management L.P. and Brian Taylor is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305.

(6)

Based on an amendment to a Schedule 13G filed on February 14, 2014, Park West Asset Management LLC (“PWAM”) is the investment manager to Park West Investors Master Fund, Limited (“PWIMF”), a Cayman Islands exempted company that is the holder of 784,041 Shares and Park West Partners International, Limited (“PWPI”), a Cayman Islands exempted company that is the holder of 167,259 Shares. Peter S. Park is the sole member and manager of PWAM. The business address of each of PWAM, PWIMF, PWMP and Mr. Park is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

(7)	Based on a Schedule 13G filed on July 1, 2013, Steven Cohen owns 1,013,370 Warrants. Mr. Cohen’s business address is 3 Highland Court, Old Westbury, New York 11568.
(8)

Based on a Schedule 13G filed on February 14, 2014, Wellington Trust Company, NA (“Wellington Trust”), in its capacity as investment adviser, may be deemed to beneficially own 650,000 shares of the Company which are held of record by clients of Wellington Trust. The business address of Wellington Trust is c/o Wellington Management Company, LLP, 280 Congress Street, Boston, Massachusetts 02210.

(9)

Based on a Schedule 13G filed on February 14, 2014, Wellington Management Company, LLP (“Wellington Management”), in its capacity as investment adviser, may be deemed to beneficially own 650,000 shares of the Company which are held of record by clients of Wellington Management. The business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

(10)

Based on a Schedule 13G filed on February 14, 2014, Archer Capital Management, L.P. (“Archer”), a Delaware limited partnership, is the investment manager to certain private investment funds (the “Funds”), Canton Holdings, L.L.C. (“Canton”), a Delaware limited liability company, is the general partner of Archer, Joshua A. Lobel, an individual, is a principal of Canton, and Eric J. Edidin, an individual, is a principal of Canton, and each of such persons and entities may be deemed the beneficial owners of 819,100 Shares held by the Funds, which consists of Warrants exercisable to purchase 819,100 Shares. The business address of each of such persons and entities is 570 Lexington Avenue, 40th Floor, New York, New York 10022.

(11)

Based on an Amendment to Schedule 13G filed on February 13, 2013 by Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos. The business address of such persons and entities is Park 80 West, 250 Pehle Ave., Suite 708, Saddle Brook, New Jersey 07663.

(12)

Based on a Schedule 13G filed on February 12, 2014, Austin W. Marxe, David M. Greenhouse and Adam C. Stettner share sole voting and investment power over 891,075 Shares owned by Special Situations Fund III QP, L.P. and 251,329 Shares owned by Special Situations Cayman Fund, L.P. The business address of each of such persons is 527 Madison Avenue, Suite 2600, New York, New York 10022.

10.

FINANCIAL INFORMATION REGARDING THE COMPANY

The financial information included under Part II, Item 8 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and under Part I, Item 1 in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 is incorporated herein by reference and is available for review on the SEC’s website at www.sec.gov and on the Company’s website at www.rmgnetworks.com.

Presented in the table below is the following summary financial information:

•

unaudited consolidated financial and operational data for the periods presented, which have been derived from our unaudited consolidated financial statements;

•

consolidated financial and operational data for the years ended January 31, 2013 and 2012 and the selected consolidated balance sheet data as at January 31, 2013 and 2012, which have been derived from our audited consolidated financial statements; and

•

unaudited consolidated pro forma financial data as of September 30, 2013, giving effect to the Offer, assuming that 100% and 50% of the outstanding Public Warrants (and in both cases that none of the outstanding Sponsor Warrants) are tendered in the Offer. Pro forma statement of operations data is not presented, as the Offer would not have any effect on this data.

Results for interim periods are not indicative of those to be expected for any future period.  Unaudited pro forma financial and operational data is presented for illustrative and informational purposes only, and is not necessarily indicative of the Company’s financial condition had the Offer been completed during the period presented, nor does it purport to represent the results of the Company for any future period.

The summary consolidated financial data should be read in conjunction with those financial statements and the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Quarterly Report on Form 10-Q for the period ended September 30, 2013. Our consolidated financial statements are prepared and presented in accordance with United States generally accepted accounting principles, or U.S. GAAP. Our historical results do not necessarily indicate our results expected for any future periods. More comprehensive financial information is included in such reports and the financial information which follows is quantified in its entirety by reference to such reports and all of the financial statements and related notes contained therein, copies of which may be obtained as set forth below under “14. Additional Information; Miscellaneous.”

In the table below, “RMG” means RMG Networks Holding Corporation, f/k/a SCG Financial Acquisition Corp., prior to its acquisition of Symon Communications, Inc. on April 19, 2013, “Successor Company” means RMG after its acquisition of Symon Communications, Inc., and “Predecessor Company” means Symon Holdings Corporation, which is the Company’s predecessor for accounting purposes.

	Successor Company April 20 Through September 30,	RMG January 1 Through April 19,	Predecessor Company February 1 Through April 19,	Predecessor Company February 1 Through October 31,	Predecessor Company For the Years Ended January 31,
	2013	2013	2013	2012	2013	2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

			(In thousands)
Statement of Operations
Data:
Total revenue	$30,633	$1,778	$7,157	$27,369	$42,528	$40,826
Gross profit	12,946	887	4,186	16,132	24,087	23,631
Operating income (loss)	(7,911)	(4,453)	(3,080)	2,761	5,418	6,052
Net income (loss)	(11,437)	(7,216)	(2,554)	1,850	3,491	3,926

	Successor			Pro Forma as of September 30, 2013
	Company	Predecessor Company As of January 31,		100% of Public Warrants Tendered	50% of Public Warrants Tendered
	As of
	September 30,
	2013	2013	2012
	(unaudited)
Balance Sheet Data (In thousands):
Total current assets	$47,687	$23,312	$17,287	$47,687	$47,687
Total noncurrent assets	72,012	14,632	15,258	72,012	72,012
Total assets	119,699	37,944	32,545	119,699	119,699
Total current liabilities	18,328	16,515	14,113	18,328	18,328
Total noncurrent liabilities	37,311	1,778	2,265	37,311	37,311
Total liabilities	55,639	18,293	16,378	55,639	55,639
Total stockholders’ equity	64,061	19,651	16,167	64,061	64,061

Operational Data:
Shares outstanding	11,770,583	-	-	12,770,583	12,270,583
Book value per share	$5.44	-	-	$5.02	$5.22
Operating income (loss) per share – basic and diluted(1)	$(1.01)	-	-	$(0.62)	$(0.64)
Net income (loss) per share – basic and diluted(1)	$(1.46)	-	-	$(0.90)	$(0.93)
Earnings to fixed charges(2)	(4.95)x	55.01x	28.66x	(4.95)x	(4.95)x

(1)    Operating and net loss per share is for the period from April 20 through September 30, 2013, and was calculated based on a weighted average of 7,824,059 shares outstanding during such period.

(2)   The ratio of earnings to fixed charges is calculated by dividing (i) pre-tax income from continuing operations plus fixed charges by (ii) interest expense plus amortized capitalized expenses related to indebtedness. The Company and its subsidiaries have no preference security dividend requirements (pre-tax earnings required to be paid on outstanding preferred securities).

11.

EXTENSIONS; AMENDMENTS; CONDITIONS; TERMINATION

The Company expressly reserves the right, in its sole discretion, and at any time or from time to time, to extend the period of time during which the Offer is open. There can be no assurance, however, that the Company will exercise its right to extend the Offer. If the Company extends the Offer, it will give notice of such extension by press release or other public announcement no later than 9:00 a.m., Eastern Time, on the next business day after the previously scheduled expiration date of the Offer.

Amendments to the Offer will be made by written notice thereof to the holders of the Warrants. Material changes to information previously provided to holders of the Warrants in connection with the Offer, including in the Schedule TO relating to the Offer, will be disclosed in a manner reasonably calculated to inform holders of Warrants. Also, should the Company, pursuant to the terms and conditions of the Offer, materially amend the Offer, the Company will ensure that the Offer remains open long enough to comply with U.S. federal securities laws. Rules promulgated under the Exchange Act and certain related releases and interpretations of the SEC provide that the minimum period during which a tender offer must remain open following material changes in the terms of the Offer or information concerning the Offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of the terms or information; however, the Offer will remain open for at least five business days following the date that a notice concerning a material change in the terms of, or information concerning, the Offer is first published, sent or given to holders of Warrants.

The minimum period during which an Offer must remain open following any material change in the terms of the Offer or information concerning the Offer (other than a change in price, change in dealer’s soliciting fee or change in percentage of securities sought, all of which require up to ten additional business days) will depend on the facts and circumstances, including the relative materiality of such terms or information.

The conditions of the Offer are:

(1)

no action or event shall have occurred, no action shall have been taken, and no statute, rule, regulation, judgment, order, stay, decree or injunction shall have been promulgated, enacted, entered or enforced applicable to the Offer or the exchange of Warrants for Shares under the Offer by or before any court or governmental regulatory or administrative agency, authority or tribunal of competent jurisdiction, including, without limitation, taxing authorities, that challenges the making of the Offer or the exchange of Warrants for Shares under the Offer or would reasonably be expected to, directly or indirectly, prohibit, prevent, restrict or delay consummation of, or would reasonably be expected to otherwise adversely affect in any material manner, the Offer or the exchange of Warrants for Shares under the Offer;

(2)

there shall not have occurred:

•

any general suspension of or limitation on trading in securities on the NASDAQ Global Market or OTCBB markets, whether or not mandatory,

•

a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States, whether or not mandatory,

•

a commencement of a war, armed hostilities, a terrorist act or other national or international calamity directly or indirectly relating to the United States, or

•

in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof; and

(3)

at least 65% of the Public Warrants (which is the minimum number required to amend the Warrant Agreement) are tendered in the Offer and Consent Solicitation.

We may terminate the Offer if any of the conditions of the Offer are not satisfied prior to the Expiration Date. In the event that we terminate the Offer, all Warrants tendered by a Warrant holder in connection with the Offer shall be returned to such Warrant holder, and the Warrants will expire in accordance with their terms on April 8, 2018 and will otherwise remain subject to their original terms, unless the Warrant Amendment is approved and the Company elects to require that all outstanding Public Warrants be converted into Shares.

If you tender your Warrants, you will be agreeing to subscribe for the Shares issuable pursuant to the Offer, pursuant to the terms and subject to the conditions described herein and in the Letter of Transmittal.

12.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material U.S. federal income tax consequences to holders that own and hold Warrants as capital assets, within the meaning of Section 1221 of the Code, and that exchange Warrants for Shares pursuant to the Offer. This discussion does not address all of the tax consequences that may be relevant to a holder based on its individual circumstances and does not address tax consequences applicable to holders that may be subject to special tax rules, such as: financial institutions; insurance companies; regulated investment companies; tax-exempt organizations; dealers or traders in securities or currencies; holders that actually or constructively own 5% or more of our Shares; holders that hold Warrants as part of a position in a straddle or a hedging, conversion or integrated transaction for U.S. federal income tax purposes; holders that have a functional currency other than the U.S. dollar; holders that received their Warrants as compensation for the performance of services; or holders that are not U.S. persons (as defined for U.S. federal income tax purposes). Moreover, this summary does not address any state, local or foreign tax consequences or any U.S. federal non-income tax consequences of the exchange of Warrants for Shares pursuant to the Offer or, except as discussed herein, any tax reporting obligations of a holder. Holders should consult their tax advisors as to the specific tax consequences to them of the Offer in light of their particular circumstances.

If an entity treated as a partnership for U.S. federal income tax purposes holds Warrants, the tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Holders owning their Warrants through a partnership should consult their tax advisors regarding the U.S. federal income tax consequence of exchanging Warrants for Shares pursuant to the Offer.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, administrative pronouncements and judicial decisions, each as in effect on the date hereof. All of the foregoing are subject to change, possibly with retroactive effect, or differing interpretations by the Internal Revenue Service (“IRS”) or a court, which could affect the tax consequences described herein.

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS UNDER TREASURY CIRCULAR 230, WE INFORM YOU THAT THE DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES CONTAINED HEREIN WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE CODE. SUCH DISCUSSION WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFER ADDRESSED HEREIN, AND EACH HOLDER OF WARRANTS SHOULD SEEK ADVICE BASED UPON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The Company believes that the exchange of Warrants for Shares pursuant to the Offer constitutes a value-for-value exchange. Assuming the exchange of Warrants for Shares pursuant to the Offer constitutes a value-for-value exchange, the exchange should be treated as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code pursuant to which (i) no gain or loss is recognized on the exchange of Warrants for Shares, (ii) a holder’s aggregate tax basis in the Shares received in the exchange should equal the holder’s aggregate tax basis in its Warrants surrendered in exchange therefor, and (iii) a holder’s holding period for the Shares received in the exchange should include its holding period for the surrendered Warrants. Special tax basis and holding period rules apply to holders that acquired different blocks of Warrants at different prices or at different times. Holders should consult their tax advisors as to the applicability of these special rules to their particular circumstances.

Although the Company believes the exchange pursuant to the Offer is a value-for-value transaction, because of the uncertainty inherent in any valuation, there can be no assurance that the IRS or a court would agree. If the IRS or a court were to view the exchange pursuant to the Offer as the issuance of Shares to an exchanging holder having a value in excess of the Warrants surrendered by such holder, such excess value could be viewed as a constructive dividend under Section 305 of the Code. Although not free from doubt, it is expected that such constructive dividend, if any, should be considered a dividend of common stock on common stock, which generally should be nontaxable for most holders.

Holders are urged to consult their personal tax advisors concerning the tax consequences of an exchange pursuant to Offer based on their particular circumstances.

13.

FORWARD-LOOKING STATEMENTS; RISK FACTORS

This Offer Letter contains forward-looking statements. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the Company’s strategic direction, prospects and future results. Certain factors, including factors outside of the Company’s control, may cause actual results to differ materially from those contained in the forward-looking statements. All forward looking statements included in this report are based on information available to the Company as of the date hereof.

An investment in our Shares involves a high degree of risk. In addition to the risks identified below relating to the Offer, please refer to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed on March 14, 2013 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed on November 14, 2013, for a discussion of risks relating to our business and an investment in our Shares. Additional risks and uncertainties not presently known to the Company or that the Company currently deems immaterial also may impair our business operations. If any of the matters identified as potential risks materialize, our business could be harmed. In that event, the trading price of our Shares and Warrants could decline.

The Warrant Amendment, if approved, will allow us to require that all outstanding Public Warrants be exchanged for Shares.

If we complete the Offer and Consent Solicitation and obtain the requisite approval of the Warrant Amendments by holders of the Public Warrants, the Company will have the right to require holders of all outstanding Public Warrants, including holders who do not wish to participate in the Offer, to exchange their Warrants for Shares, at the same ratio as applicable in the Offer, thus eliminating all of the outstanding Public Warrants.  The outstanding Sponsor Warrants will not be subject to the provisions of the Warrant Amendment, and will therefore remain outstanding in accordance with their terms.

There is no guarantee that your decision whether to tender your Warrants in the Offer will put you in a better future economic position.

We can give no assurance as to the price at which a stockholder may be able to sell its Shares in the future following the completion of the Offer. If you choose to tender some or all of your Warrants in the Offer, certain future events may cause an increase in our Share price and may result in a lower value realized now than you might realize in the future had you not agreed to exchange your Warrants. Similarly, if you do not tender your Warrants in the Offer, you will continue to bear the risk of ownership of your Warrants after the closing of the Offer, and there can be no assurance that you can sell your Warrants (or exercise them for Shares) in the future at a higher price than would have been obtained by participating in the Offer or at all. You should consult your own individual tax and/or financial advisor for assistance on how this may affect your individual situation.

If the Offer is successful, the liquidity of the market for the Warrants may be substantially reduced.

If the Offer is successful, the holders of Warrants who tender their Warrants will receive Shares that are listed on the NASDAQ Global Market.  To the extent the Offer is successful, the market for any remaining Warrants, which are OTC Bulletin Board, may be substantially reduced or eliminated.

There is no assurance that a significant number of Warrants will be tendered in the Offer.

There is no assurance that any significant number of Warrants will be tendered in the Offer. Moreover, even if a significant number of Warrants are tendered in the Offer, there is no assurance that the market price of our Shares will increase. The price of our Shares and the decision of any investors to make an equity investment in the Company are based on numerous material factors, of which our Warrant overhang is only one. Eliminating or significantly reducing our Warrant overhang will not generate any capital for the Company.

Our Executive Chairman is subject to conflicts of interest with respect to the Offer.

Gregory H. Sachs, our Executive Chairman, directly owns 533,333 Sponsor Warrants. In addition, the Sponsor, which is one of the Company’s principal stockholders and is affiliated with Mr. Sachs, owns 4,000,000 Sponsor Warrants. The members of the Sponsor are Gregory H. Sachs Revocable Trust Dtd. April 24, 1998, the 2011 Sachs Family Trust, Kenneth Leonard, Michelle Sibley, Loren Buck, Michael Wallach and 2012 DOOH Investments LLC, an Illinois limited liability company.  Mr. Sachs is the sole beneficiary of the Gregory H. Sachs Revocable Trust and the children of Mr. Sachs are the beneficiaries of the 2011 Sachs Family Trust. Additionally, Mr. Sachs and the Sponsor are each stockholders of the Company. The holders of the Sponsor Warrants have indicated to the Company that they do not intend to participate in the Offer. We did not obtain a “fairness opinion” in connection with the Offer nor did we engage an independent financial advisor to assist us with our analysis and structuring of the Offer.

The market price of our Shares will fluctuate, which may adversely affect Warrant holders who tender their Warrants for Shares.

The market price of our Shares will fluctuate between the date the Offer is commenced, the Expiration Date of the Offer and the date on which Shares are issued to tendering Warrant holders. Accordingly, the market price of Shares upon settlement of the Offer could be less than the price at which the Warrants could be sold. The Company does not intend to re-adjust the exchange ratio of Shares for Warrants based on any fluctuation in our Share price.

The value of the Shares that you receive may fluctuate.

We are offering Shares for validly tendered Warrants. The price of our Shares may fluctuate widely in the future. If the market price of our Shares declines, the value of the Shares you will receive in exchange for your Warrants will decline. The trading value of our Shares could fluctuate depending upon any number of factors, including those specific to us and those that influence the trading prices of equity securities generally, many of which are beyond our control. There can be no assurance that tendering your Warrants will put you in a better financial position than you would be in if you continued to hold your Warrants following the Expiration Date of the Offer.

Resales of the additional Shares issued pursuant to the Offer may adversely affect the Share price.

Shares issued in the Offer will be freely tradable, unless held by affiliates. In light of the current trading volume of our Shares, if the holders of the Warrants were to sell a significant portion of the Shares obtained from the Offer, such sales could have a negative impact on the trading price of our Shares.

No rulings or opinions have been received as to the tax consequences of the Offer to holders of Warrants.

The tax consequences that will result to the Warrant holder that participates in the Offer are not well defined by the existing authorities. No ruling of any governmental authority and no opinion of counsel has been issued or rendered on these matters. Warrant holders must therefore rely on the advice of their own tax advisors in assessing these matters. For a general discussion of certain tax considerations, see “Material U.S. Federal Income Tax Consequences.”

14.

ADDITIONAL INFORMATION; MISCELLANEOUS

The Company has filed with the SEC a Tender Offer Statement on Schedule TO, of which this Offer Letter is a part. This Offer Letter does not contain all of the information contained in the Schedule TO and the exhibits to the Schedule TO. The Company recommends that holders review the Schedule TO, including the exhibits, and the Company’s other materials that have been filed with the Securities and Exchange Commission before making a decision on whether to accept the Offer, including:

1.

The description of the Shares contained in the Registration Statement on Form 8-A dated May 1, 2012, filed pursuant to Section 12 of the Securities Exchange Act of 1934;

2.

Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 14, 2013;

3.

Definitive proxy statement on Schedule 14A for the Company’s 2013 annual meeting of stockholders, filed with the SEC on June 21, 2013;

4.

Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, filed with the SEC on November 14, 2013; and

5.

All documents subsequently filed as with the SEC, between the date of this Offer and the Expiration Date. These include periodic reports, such as quarterly reports on Form 10-Q and current reports on Form 8-K.

Holders are advised that, to the extent that any of the documents listed above refer to the Private Securities Litigation Reform Act of 1995, the safe harbor provided by such Act does not apply to statements in this Offer.

The SEC file number for these filings is 001-35534. These filings, and the Company’s other annual, quarterly and current reports, its proxy statements and other SEC filings may be examined, and copies may be obtained, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The Company’s SEC filings are also available to the public on the SEC’s Internet site at www.sec.gov.

Each person to whom a copy of this offer to exchange is delivered may obtain a copy of any or all of the referenced documents, other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents, at no cost. Requests should be directed to:

RMG Networks Holding Corporation

15301 Dallas Parkway, Suite 500

Addison, Texas 75001

(800) 827-9666

Attention: Investor Relations

Sincerely,

RMG Networks Holding Corporation

THE DEPOSITARY FOR THE OFFER IS:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attention: Corporate Actions Department

Facsimile: (212) 616-7610

THE INFORMATION AGENT FOR THE OFFER IS:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Warrant holders and banks and brokerage firms, please call:

Toll Free: (800) 662-5200

Main Phone: (203) 658-9400

You may also email your requests to rmgn.info@morrowco.com

ANY QUESTION OR REQUEST FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS, PHONE NUMBER AND EMAIL ADDRESS LISTED ABOVE. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER LETTER, THE LETTER OF TRANSMITTAL OR OTHER DOCUMENTS RELATED TO THE OFFER MAY ALSO BE DIRECTED TO THE INFORMATION AGENT.

ANNEX A

AMENDMENT NO. 1 TO WARRANT AGREEMENT

This Amendment (this “Amendment”) is made as of [●], 2014 by and between RMG Networks Holding Corporation, a Delaware corporation f/k/a SCG Financial Acquisition Corp. (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), and constitutes an amendment to that certain Warrant Agreement, dated as of April 12, 2011 (the “Existing Warrant Agreement”), between the Company and the Warrant Agent. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Existing Warrant Agreement.

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that the Company and the Warrant Agent may amend the Existing Warrant Agreement with the written consent of the Registered Holders of 65% of the outstanding Public Warrants;

WHEREAS, the Company desires to amend the Existing Warrant Agreement to provide the Company with the right to require the holders of Public Warrants to exchange all of the outstanding Public Warrants for shares of Common Stock, on the terms and subject to the conditions set forth herein; and

WHEREAS, following a consent solicitation undertaken by the Company, the Registered Holders of more than 65% of the outstanding Public Warrants have consented to and approved this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Existing Warrant Agreement as set forth herein.

1.

Amendment of Existing Warrant Agreement. The Existing Warrant Agreement is hereby amended by adding the new Section 6A thereto:

“6A

 Mandatory Exchange.

6A.1

Company Election to Exchange. Subject to Section 6A.4 hereof, but notwithstanding any other provision in this Agreement to the contrary, not less than all of the outstanding Warrants may be exchanged, at the option of the Company, at any time while they are exercisable and prior to their expiration, at the office of the Warrant Agent, upon notice to the Registered Holders of the Warrants, as described in Section 6A.2 below, for shares of Common Stock, at the exchange rate of one-eighth (0.125) of one share of Common Stock for every Warrant held by the holder thereof (the “Consideration”) (subject to equitable adjustment by the Company in the event of any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Common Stock). The aggregate Consideration payable to each former Registered Holder shall be rounded down to the nearest whole Share after multiplying the aggregate number of outstanding Warrants held by such former Registered Holder by the Consideration.

6A.2

Date Fixed for, and Notice of, Exchange. In the event that the Company elects to exchange all of the Warrants, the Company shall fix a date for the exchange (the “Exchange Date”). Notice of exchange shall be mailed by first class mail, postage prepaid, by the Company not less than fifteen (15) days prior to the Exchange Date to the Registered Holders of the Warrants at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Registered Holder received such notice.

6A.3

Exercise After Notice of Exchange. The Warrants may be exercised, for cash (or on a “cashless basis” in accordance with subsection 3.3.1(b) of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 6A.2 hereof and prior to the Exchange Date. On and after the Exchange Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Consideration.

6A.4

Exclusion of Sponsor Warrants. The Company agrees that the exchange rights provided in this Section 6A shall not apply to the Sponsor Warrants if at the time of the redemption such Sponsor Warrants continue to be held by the Sponsor, members of the Sponsor or their Permitted Transferees. However, once such Sponsor Warrants are transferred (other than to Permitted Transferees under subsection 2.5), the Company may exchange the Sponsor Warrants, provided that the criteria for exchange are met, including the opportunity of the holder of such Sponsor Warrants to exercise the Sponsor Warrants prior to redemption pursuant to Section 6A.3. Sponsor Warrants that are transferred to persons other than Permitted Transferees shall upon such transfer cease to be Sponsor Warrants and shall become Public Warrants under this Agreement.”

A-1

2.

Miscellaneous Provisions.

2.1

Severability.  This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof.  Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.2

Applicable Law.  The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.  The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Amendment shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.  Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

2.3

Counterparts.  This Amendment may be executed in any number of counterparts, and by facsimile or portable document format (pdf) transmission, and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

2.4

Effect of Headings.  The Section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.5

Entire Agreement.  The Existing Warrant Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signatures Appear on Following Page]

A-2

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed as of the date first above written.

RMG NETWORKS HOLDING CORPORATION

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST
COMPANY, as Warrant Agent

By:
Name:
Title:

[Signature Page to Warrant Agreement Amendment]

A-3